UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 02, 2026

Perspective Therapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-33407	41-1458152
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Perspective Therapeutics, Inc. 2401 Elliott Avenue Suite 320
Seattle, Washington		98121
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (206) 676-0900

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	CATX	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On February 2, 2026, Perspective Therapeutics, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Piper Sandler & Co. and UBS Securities LLC, as representatives of the underwriters named therein (the “Underwriters”), in connection with its previously announced underwritten offering (the “Offering”) of 39,576,088 shares (the “Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”), and, in lieu of Shares to certain investors, pre-funded warrants (the “Pre-Funded Warrants”) to purchase 6,598,046 shares of Common Stock. The price to the investors for the Shares was $3.79 per Share, and the price to the investors for the Pre-Funded Warrants was $3.789 per Pre-Funded Warrant, which represents the per share price for the Shares less the $0.001 per share exercise price for each such Pre-Funded Warrant. The Offering closed on February 3, 2026.

The gross proceeds to the Company from the Offering were approximately $175 million, before underwriting discounts and commissions and estimated expenses of the Offering.

The Company intends to use the net proceeds from the Offering to advance the clinical development of product candidates, continue to invest in the Company’s manufacturing facilities and for working capital and other general corporate purposes. A portion of the net proceeds may also be used to acquire, license or invest in complementary products, technologies, intellectual property or businesses, although the Company has no present commitments or agreements to do so.

The Offering was made pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-279692), as amended, which was most recently declared effective on April 8, 2025, a related base prospectus dated April 8, 2025, and a free writing prospectus and prospectus supplement each dated February 2, 2026.

The exercise price and the number of shares of Common Stock issuable upon exercise of each Pre-Funded Warrant (the “Pre-Funded Warrant Shares”) are subject to appropriate adjustment in the event of certain stock dividends and distributions, stock splits, stock combinations, reclassifications or similar events affecting the Common Stock as well as upon any distribution of assets, including cash, stock or other property, to the Company’s stockholders. The Pre-Funded Warrants will not expire and are exercisable in cash or by means of a cashless exercise. A holder of Pre-Funded Warrants may not exercise such Pre-Funded Warrants if the aggregate number of shares of Common Stock beneficially owned by such holder, together with its affiliates, would be more than 4.99% or 9.99%, as elected by such holder, of the issued and outstanding shares of Common Stock following such exercise, as such percentage ownership is determined in accordance with the terms of the Pre-Funded Warrants. A holder of Pre-Funded Warrants may increase or decrease this percentage not in excess of 19.99% by providing at least 61 days’ prior notice to the Company.

The Underwriting Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and the Underwriters (as defined therein), including for liabilities under the Securities Act of 1933, as amended, other obligations of the parties and termination provisions. The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties.

The foregoing summaries of the terms of the Underwriting Agreement and the Pre-Funded Warrants do not purport to be complete and are qualified in their entirety by reference to the Underwriting Agreement and the Form of Pre-Funded Warrant, copies of which are attached hereto as Exhibit 1.1 and Exhibit 4.1, respectively, and which are incorporated herein by reference.

Hogan Lovells US LLP, counsel to the Company, delivered an opinion as to the legality of the issuance and sale of the Shares and the Pre-Funded Warrants in the Offering, as well as the Pre-Funded Warrant Shares, a copy of which is attached hereto as Exhibit 5.1 and is incorporated herein by reference.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements that involve estimates, assumptions, risks and uncertainties. Forward-looking statements include, but are not limited to, statements related to the anticipated use of proceeds from the Offering. The risks and uncertainties relating to the Company and the Offering include general market conditions as well as other risks detailed from time to time in the Company’s Securities and Exchange Commission filings, including in its Annual Report on Form 10-K for the fiscal year ended December 31, 2024, as amended, its Current Reports on Form 8-K and the prospectus supplement dated February 2, 2026 relating to the Offering. These documents contain important factors that could cause actual results to differ from current expectations and from forward-looking statements contained in this Current Report on Form 8-K. These forward-looking statements speak only as of the date of this Current Report on Form 8-K, and the Company undertakes no obligation to publicly update any forward-looking statements to reflect new information, events or circumstances after the date of this Current Report on Form 8-K, except as required under applicable law.

Item 8.01 Other Events.

The Company issued a press release announcing the Offering on February 2, 2026 (the “Pricing Press Release”). On February 3, 2026, the Company updated its corporate presentation (the “Corporate Presentation”). Copies of the Pricing Press Release and the Corporate Presentation are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
1.1*	Underwriting Agreement, by and among Perspective Therapeutics, Inc., Piper Sandler & Co. and UBS Securities LLC, as representatives of the underwriters named therein, dated February 2, 2026.
4.1	Form of Pre-Funded Warrant.
5.1	Opinion of Hogan Lovells US LLP.
23.1	Consent of Hogan Lovells US LLP (contained in Exhibit 5.1).
99.1	Press Release issued by Perspective Therapeutics, Inc., dated February 2, 2026 announcing the pricing of the offering.
99.2	Corporate Presentation.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company will furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request. The Company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedules or exhibits so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERSPECTIVE THERAPEUTICS, INC.

Date:	February 3, 2026	By:	/s/ Joel Sendek
Joel Sendek Chief Financial Officer